##



##









                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported) December 28, 1994


                   FLEET FINANCIAL GROUP, INC.
        (Exact name of registrant as specified in its charter)


                            RHODE ISLAND
            (State or other jurisdiction of incorporation)


         1-6366                               05-0341324
  (Commission File Number)        (IRS Employer Identification No.)


  50 Kennedy Plaza, Providence, Rhode Island                02903
  (Address of principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code:   401-278-5800



    (Former name or former address, if changed since last report)

Item 5.  Other Events.


         Pursuant to Form 8-K, General Instructions F,
    Registrant hereby incorporates by reference the press release attached hereto as Exhibit 28.

Item 7.  Financial Statements and Other Exhibits.

         Exhibit No.              Description

         Exhibit 28               Fleet Financial Group,
                                  Inc. Press Release
                                  Dated December 28, 1994


                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                  FLEET FINANCIAL GROUP, INC.
                                       Registrant


                                  By  /s/ William C. Mutterperl
                                       William C. Mutterperl
                                       Senior Vice President and
                                       General Counsel



Dated:  December 28, 1994